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GAMES, INC.

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GAMES, INC.

425 Walnut Street

Suite 2300

Cincinnati, Ohio  45202

(513) 721-3900

February 20, 2004

Dear Shareholder:

You are cordially invited to attend the annual meeting of shareholders of Games, Inc. to be held on Thursday, March 4, 2004 at 9:30 a.m., local time, at the Tyler Davidson Room, Westin Hotel, 21 E 5th Avenue, Cincinnati. OH.

Details of the business to be conducted at the annual meeting are given in the attached Notice of Annual Meeting of Shareholders and Proxy Statement for Annual Meeting of Shareholders. A copy of our Annual Report on Form 10-K for our fiscal year ended June 30, 2003 is also enclosed.

Whether or not you attend the annual meeting, it is important that your shares be represented and voted at the meeting. To assure that your vote is counted, please sign, date, and promptly return your proxy in the enclosed postage-prepaid envelope. If you decide to attend the annual meeting and vote in person, you will, of course, be able to do so.

YOUR SHARES CANNOT BE VOTED UNLESS YOU SIGN AND RETURN THE ENCLOSED PROXY OR ATTEND THE ANNUAL MEETING IN PERSON.

I sincerely hope that you can find the time to attend this annual meeting. I look forward to seeing you.

Respectfully yours,

Roger W. Ach, II,

President and

Chief Executive Officer

GAMES, INC.

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD MARCH 4, 2004

February 20, 2004

NOTICE IS HEREBY GIVEN that the 2004 Annual Meeting of Shareholders of Games, Inc., a Delaware corporation, will be held on Monday, March 4, 2004 at 9:30 a.m., local time, Tyler Davidson Room, Westin Hotel, 21 E 5th Avenue, Cincinnati. OH, for the following purposes:

1.

To elect the following nominees as directors to serve for the ensuing year and until their successors are elected: George R. Blake, Richard O. Coleman, Thomas A. Joseph, Carol A. Meinhardt and Roger W. Ach, II.

2.

To approve an amendment to our Amended and Restated Articles of Incorporation to increase the number of authorized shares of common stock from 40,000,000 shares to 65,000,000 shares and to increase the number of authorized shares of preferred stock from 10,000,000 shares to 20,000,000 shares.

3.

To approve the amendment to the 2002 Long-Term Incentive Plan

4.

To ratify the appointment of Marcum Kliegman LLP, as our independent auditors for the fiscal year ending June 30, 2004.

5.

To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

Each of these items of business is more fully described in the Proxy Statement accompanying this Notice.

Only shareholders of record at the close of business on January 15, 2004 are entitled to notice of and to vote at the annual meeting. A complete list of shareholders entitled to vote will be available for inspection by any shareholder, for any purpose relating to the meeting, during normal business hours at our principal executive offices, 425 Walnut Street, Suite 2300, Cincinnati, Ohio, 45202, for ten days prior to the meeting.

All of you are invited to attend the annual meeting in person. However, to assure that your vote is represented, you are urged to mark, sign and return the enclosed proxy card as promptly as possible in the postage prepaid envelope enclosed for that purpose. If you receive more than one proxy card because you own shares registered in different names or addresses, each proxy card should be completed and returned by you. If you attend the annual meeting in person, you may vote in person, even if you have returned a proxy card.

By Order of the Board of Directors

Roger W. Ach, II,

President and

Chief Executive Officer

 GAMES, INC.

425 Walnut Street

Suite 2300

Cincinnati, Ohio 45202

(513) 721-3900

PROXY STATEMENT FOR ANNUAL MEETING OF SHAREHOLDERS

To Be Held March 4, 2004

General

The enclosed proxy is solicited on behalf of the board of directors of Games, Inc. for use at our annual meeting of shareholders. The annual meeting will be held on March 4, 2004 at 9:30 a.m., local time, at  the Tyler Davidson Room, Westin Hotel, 21 E 5th Avenue, Cincinnati. OH.

These proxy solicitation materials were mailed on or about February 19, 2004 to all shareholders entitled to vote at the annual meeting.

Voting by proxy

You may vote at the annual meeting by completing, signing and returning the enclosed proxy card. If not revoked, your proxy will be voted at the annual meeting in accordance with your instructions marked on the proxy card. If you fail to mark your proxy with instructions, your proxy will be voted as follows:

º

FOR the election of the five (5) nominees for director listed in this Proxy Statement,

º

FOR the approval of an amendment to our Amended and Restated Articles of Incorporation to increase our authorized shares of common stock from 40,000,000 to 65,000,000 and shares of preferred stock from 10,000,000 to 20,000,000;

º

FOR the approval of the amendment to the 2002 Long-Term Incentive plan

º

FOR the ratification of the appointment of Marcum & Kliegman LLP as our independent auditors.

As to any other matter that may be properly brought before the annual meeting, your proxy will be voted as the board of directors may recommend. If the board of directors makes no recommendation, your proxy will be voted as the proxy holders named in your proxy card deem advisable. The board of directors does not know of any other matter that is expected to be presented for consideration at the annual meeting.

Broker Non-Votes

A broker non-vote occurs when a broker submits a proxy card with respect to shares held in a fiduciary capacity (typically referred to as being held in “street name”) but declines to vote on a particular matter because the broker has not received voting instructions from the beneficial owner. Under the rules that govern brokers who are voting with respect to shares held in street name, brokers have the discretion to vote such shares on routine matters, but not on non-routine matters. Routine matters include the election of directors, increases in authorized common stock for general corporate purposes and ratification of auditors. Non-routine matters include approvals of and amendments to stock plans.

You may revoke your proxy and give a new proxy or vote in person

You may revoke any proxy that has been executed and returned by you at any time prior to the voting of that proxy. To revoke a prior proxy, you must do one of the following:

º

Execute and return a subsequently dated revised proxy,

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Give written notice of revocation to Games, Attention: Sue Craner, Assistant Secretary, or

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Vote in person at the meeting.

Voting and quorum requirements at the meeting

Only holders of shares of common stock at the close of business on January 15, 2004 (the “record date”) are entitled to notice of and to vote at the annual meeting. On the record date, there were 19,595,496 shares of common stock outstanding. You will have one vote for each share of common stock held by you on the record date. If your shares are held in the name of a broker, trust bank or other nominee, you will need to bring a proxy or letter from that broker, trust company or nominee that confirms that you are the beneficial owner of those shares, and that such broker, trust company or nominee has not voted those shares in any proxy submitted by it in connection with the annual meeting.

In order to have a meeting it is necessary that a quorum be present. A quorum will be present if a majority of the shares of common stock are represented at the annual meeting in person or by proxy. Abstentions and broker non-votes will be counted for purposes of determining the presence or absence of a quorum. Abstentions and broker non-votes will not be counted as having voted either for or against a proposal, although they will have the effect of a vote against proposal two regarding the increase in our authorized common stock. If a quorum is present, the affirmative vote of the holders of at least two-thirds of our outstanding shares of common stock is required to approve proposal two regarding the increase in our authorized common stock, and the affirmative vote of the holders of a majority of the shares present or represented at the meeting and that actually vote for or against the matter is required to approve proposals three and four. Directors are elected by a plurality vote, meaning that the five (5) nominees receiving the highest number of votes FOR will be elected as directors.

Solicitation of proxies

We are paying for all our costs incurred with soliciting proxies for the annual meeting. In addition to solicitation by mail, we may use our directors, officers and regular employees to solicit proxies by telephone or otherwise. Our directors, officers and regular employees will not be specifically compensated for these services.

PROPOSAL ONE

ELECTION OF DIRECTORS

Nominees and Vote Required to Elect Nominees

A board of (5) directors is to be elected at the annual meeting. The five (5) nominees for director who receive the highest number of affirmative votes of the shares voting shall be elected as directors. You may vote the number of shares of common stock you own for up to five (5) persons. Unless you otherwise instruct by marking your proxy card, the proxy holders will vote the proxies received by them FOR the election of each of the five (5) nominees named below. If any of the nominees is unable or declines to serve as a director at the time of the annual meeting, the proxies will be voted for any nominee designated by our present board of directors to fill the vacancy. We have no reason to believe that any of the nominees will be unable or unwilling to serve if elected. The term of office of each person elected as a director will continue until the next annual meeting of shareholders or until his successor has been elected and qualified.

Our bylaws set the size of our board of directors at seven members, or such other number as set from time to time by resolution of our board of directors. The board is currently set at just five members. Our board of directors may, following the annual meeting, increase the size of the board and fill any resulting vacancy or vacancies. If our board of directors increases the size of the board and elects a new director to fill the resulting vacancy, the new director must stand for election at the next year’s annual meeting.

The following table sets forth the nominees, their ages, their principal positions and, where applicable, the year in which each became a director. Each of the nominees was recommended for selection by the board of directors by a majority of our independent directors.

Name of Nominee	Age	Positions and Offices	Director Since
George R. Blake	58	Director,	2003
Richard O. Coleman	42	Director	2004
Thomas C. Joseph	58	Director	2002
Roger W. Ach, II	60	President, Chief Executive Officer and Chairman of the Board	1996
Carol A. Meinhardt	56	Director	1995

George R. Blake age 59, Director since September 2003. Mr. Blake was appointed to fill a vacancy on the Board and will be nominated to a slate of Directors at the Company’s annual meeting in March 2004. Mr. Blake is Vice President, Business Development for Premier Financial Solutions. Mr. Blake is the former editor of the Cincinnati Enquirer, Kentucky Enquirer, Fort Myers News Press, and the Pacific Daily News in Guam.

Richard O. Coleman, age 42, Director since February 5th 2004, President, Chief Executive Officer and Chairman of the Board of NextGen Fiber Optics, LLC. He incorporates his extensive knowledge of supplier diversity issues and over 20 years of finance, management, sales and marketing experience to oversee the day-to-day operations of the company and to spearhead its sales and marketing strategies. NextGen Fiber Optics, LLC manufactures a full line of passive fiber optic cables that service the Telecommunications, MSO’s, Distribution, Military/Specialty and OEM markets. NextGen is the only minority owned fiber optic cable manufacturer with manufacturing operations in the USA.

Thomas C. Joseph, age 58 Director since July 13, 2002, and currently does not have an expiration term as Director. Mr. Joseph has been the CEO of MAN-O Products, Inc. since 1996.  Previously he was in the home furnishing industry involved in sales and marketing.

Roger W. Ach, II, Chairman, President and CEO, age 60.  Mr. Ach, II has been a Director and Chairman of the Board since 1996. Mr. Ach currently does not have an expiration term as Director. Prior to founding the Company in 1995, Mr. Ach was the Chairman of American Steel & Wire Corp., Chicago West Pullman Transportation Corporation and Vortec Corporation.  Prior to that, he spent 20 years in the investment banking and brokerage industries, including serving as Managing Director at Prudential Bache Securities and as Partner at Oppenheimer & Co.  Mr. Ach is also the Managing Member of Chicago West Pullman, LLC, a Cincinnati-based investment holding company.

Carol A. Meinhardt, Director since 1996, Executive Vice President and Chief Operating Officer, age 56.  Ms. Meinhardt has been an officer and director of the Company since its founding in 1995. Ms. Meinhardt currently does not have an expiration term as Director. Prior to joining the Company, Ms. Meinhardt was Assistant Vice President of Chicago West Pullman Corporation, an investment holding company based in Cincinnati, Ohio.  From 1970-1989 Ms. Meinhardt was employed at DuBois Chemicals, a Cincinnati-based specialty chemical company, where she served in various administrative and management capacities.

No family relationship exists between any of our directors and executive officers.

CORPORATE GOVERNANCE

Over the course of the last few months, our board of directors has reviewed and continues to review our governance policies and practices against those adopted by other companies as well as by the requirements of the Sarbanes-Oxley Act of 2002, the rules and regulations adopted by the Securities Exchange Commission, or SEC, and the new listing standards of the NASDAQ National Market System, or NASDAQ. Many of the new governance standards will become applicable to us over the next few months. The Company's corporate governance documents are available in the Investor Relations Section of the Company's website at www.Gamesinc.net.

Independent Directors

Our board of directors has determined that Messrs. Blake, Coleman, and Joseph each qualify as “independent” directors under the new NASDAQ Marketplace Rules as currently in effect and as amended to be effective upon our annual meeting. Therefore, a majority of the members of our board of directors are “independent” as such term is defined by the NASDAQ. In addition, our board of directors has reviewed and considered facts and circumstances relevant to the independence of such members and has determined that such members are independent.

The independent directors have committed to hold formal meetings, separate from management, which they intend to hold at least four times a year.

Code of Business Conduct and Ethics

We have adopted a Code of Business Conduct and Ethics that is applicable to all employees. We have also adopted a Code of Ethics for Financial Officers that is applicable to the Chief Executive Officer and Senior Financial Officers that meets the requirements of Item 406 of Regulations S-K as promulgated by the SEC. Our Code of Business Conduct and Ethics, including the Code of Ethics For Financial Management, is available at the Investor Relations Section of our website at www.Gamesinc.net and free of charge by writing to our Assistant Secretary at 425 Walnut Street, Suite 2300, Cincinnati, Ohio 45202.

Communications between Shareholders and Directors

The board is currently in the process of evaluating its policies and guidelines regarding shareholder communications to directors in response to recent SEC rulemaking. We anticipate that our final policy will provide an e-mail based process for shareholders to send communications to the board of directors.

Director Attendance at Annual Meetings

Our policy is that all directors attend our annual meetings of shareholders. We take great care in scheduling meetings at times when all of our directors are available to attend such meetings. At our last annual meeting, which was held on September 16, 2002, all of our current directors were in attendance.

Meetings of our Board of Directors

During the fiscal year ended June 30, 2003, our board of directors held xx meetings, the Audit Committee held 2 meetings, the Compensation Committee held 4 meetings, and the Nominating and Corporate Governance Committee held 4 meetings. During that period no director attended fewer than 75% of the aggregate of (i) the total number of meetings of our board of directors held during the period for which he was a director, and (ii) the total number of meetings held by all committees of our board of directors during the period that he served on such committees.

Committees of our Board of Directors

Our board of directors has three standing committees, which are the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee. Currently, all of the members of each of our committees are “independent,” as determined by our board of directors and in accordance with the new NASDAQ Marketplace Rules. In addition, each member of the Audit Committee also satisfies the independence requirements of Rule 10A-3(b)(1) of the rules of the SEC promulgated under the 1934 Act.

The Audit Committee Our board of directors has appointed Messrs. Blake, Coleman and Joseph as members of the Audit Committee. The primary purpose of the Audit Committee is to assist our board of directors in monitoring:

º

the integrity of our financial statements;

º

the independent auditor’s qualifications and independence; and

º

the performance of our internal accounting and independent auditors.

The Audit Committee is also directly responsible for the appointment, compensation, retention and oversight of the work of our independent auditor, Marcum & Kliegman LLP, and the preparation of the Audit Committee report, which is included elsewhere in this Proxy Statement.

Our independent auditors report directly to the Audit Committee.

The Audit Committee, consistent with the Sarbanes-Oxley Act of 2002 and the rules adopted there under, meets with management and the auditors prior to the filing of all periodic reports under the 1934 Act and prior to the filing of officers’ certifications with the SEC to receive information concerning, among other things, significant deficiencies, if any, in the design or operation of our internal controls.

The Audit Committee has also adopted procedures for pre-approving all audit and non-audit services provided by Marcum & Kliegman LLP. These procedures include reviewing a budget for audit and permitted non-audit services. The budget includes a description of, and a budgeted amount for, particular categories of non-audit services that are recurring in nature, and therefore anticipated at the time the budget is submitted. Audit Committee approval is required to exceed the budget amount for a particular category of non-audit services, and to engage the independent auditor for any non-audit services not included in the budget. For both types of pre-approval, the Audit Committee considers whether such services are consistent with the SEC’s rules on auditor independence.

The following table discloses the fees paid to Marcum & Kliegman LLP for the fiscal years ending June 30, 2003, and King Griffin & Adamson P.C., June 30, 2002.

		2003		2002
	Audit Fees		$45,000	$
38,000

Audit Fees include fees for professional services performed for the audit of our annual financial statements and review of financial statements included in our SEC filings, Proxy Statements, and Registration Statements.

Audit-Related Fees are fees for assurance and related services that are reasonably related to the attendance at our Audit Committee meetings and our Annual Shareholders Meeting. This category includes fees related to assistance in employee benefit and compensation plan audits and consulting on financial accounting/reporting standards.

Tax Fees primarily include professional services performed with respect to review of our original and amended tax returns and those of our consolidated subsidiaries, and for state and local tax and stock option consultation.

All Other Fees are fees for other permissible work performed that do not meet the above category descriptions.

The Audit Committee of our board of directors has considered whether the provision by Marcum & Kliegman LLP of non-audit services included in the fees set forth in the table above is compatible with maintaining the independence of Marcum & Kliegman LLP, and has concluded that that such services are compatible with Marcum & Kliegman LLP’s independence as our auditors.

The Audit Committee has also met and discussed with management and with our legal and accounting advisors the new rules and regulations under the recently adopted Sarbanes-Oxley Act of 2002, and related SEC and NASDAQ rules. We believe we have met all requirements of the new rules, which were first adopted and published in February 2004. We intend to continue to review these new rules and the charters of our various standing committees, and will make any required changes as well as other changes or improvements deemed appropriate by our board of directors and each committee.

All Audit Committee members are “independent” as defined and required under the NASDAQ listing standards and the rules and regulations of the SEC. All Audit Committee members also possess the level of financial literacy required by all applicable laws and regulations. The Board has determined that at least one member of the Audit Committee, Mr. Richard O. Coleman, is a “financial expert,” and that Mr. Coleman is “independent” as defined by the rules and regulations of the SEC. Our Audit Committee Charter has been amended to specifically state all of the Audit Committee responsibilities set forth in Rule 10A-3(b)(2), (3), (4) and (5) of the rules and regulations of the SEC under the Securities Exchange Act of 1934, as amended (the “1934 Act”). A copy of the Audit Committee Charter is attached to this Proxy statement as Appendix A.

The Compensation Committee. The Compensation Committee is currently comprised of Messrs. Blake, Coleman, and Joseph.

During fiscal 2003, the Compensation Committee was charged with the responsibility to determine the compensation of our Chief Executive Officer. Under the new NASDAQ listing standards, the Compensation Committee is now also charged with the responsibility of determining (or recommending to the independent members of our board of directors to determine) the compensation of all other executive officers. In addition under the new listing standards, Mr. Ach, our Chief Executive Officer, may not attend the meeting of the Compensation Committee when his compensation is being deliberated.

The Compensation Committee has adopted a formal charter that governs its duties and standards of performance. A copy of our Compensation Committee Charter as currently in effect is available in the Investor Relations Section of the Company's website at

www.Gamesinc.net.  A copy of the charter will also be made available, free of charge by a written request made to our Assistant Secretary 425 Walnut Street, Suite 2300, Cincinnati, Ohio 45202.

The Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee is comprised of Messrs. Blake, Coleman, and Joseph. All members of the Nominating and Corporate Governance Committee meet the test for independence included in the NASDAQ Marketplace Rules. The Nominating Committee has adopted a formal charter that governs its duties and standards of performance. A copy of our Nominating Committee Charter as currently in effect is are available in the Investor Relations Section of the Company's website at www.Gamesinc.net.  A copy of the charter will also be made available, free of charge by a written request made to our Assistant Secretary 425 Walnut Street, Suite 2300, Cincinnati, Ohio 45202.

All of the board of directors recently considered corporate governance issues, including the qualifications of potential new board members, and the procedure for identifying and qualifying future board members for nomination. As a result, the Nominating and Corporate Governance Committee has adopted a charter describing its duties and responsibilities. The members of the Nominating and Corporate Governance Committee intend to remain diligent in their efforts to properly articulate the role, duties and responsibilities of the committee, with the goal being to have in place a charter stating its duties and responsibilities. The Nominating and Corporate Governance Committee will consider nominees recommended by shareholders, but has not established procedures for shareholders to submit such recommendations.

While applicable laws and regulations do not require a corporate governance committee, our board of directors nevertheless believes that having one is sound governance practice. For this reason, the Nominating and Governance Committee has been charged by our board of directors to develop and recommend to our board of directors a set of Corporate Governance Guidelines setting forth the duties and areas of responsibility of our board of directors, as a whole, to review the charters of each standing committee of our board of directors to determine that each charter meets the requirements of applicable laws and regulations and to avoid overlaps and conflicts among the charters. The members of the Nominating and Corporate Governance Committee intend to diligently pursue its goals with the objective being to have a final charter in place as soon as practicable.

CERTAIN INFORMATION NOT DEEMED INCORPORATED BY REFERENCE

IN ANY SECURITIES AND EXCHANGE COMMISSION FILINGS

Notwithstanding anything to the contrary set forth in any of our previous or future filings under the Securities Act of 1933 or the Securities and Exchange Act of 1934 that might incorporate all or portions of future filings, including this proxy statement, with the SEC, in whole or in part, the following Report of the Compensation Committee of our board of directors, the Report of the Audit Committee of our board of directors which follows and the Performance Graph contained in this proxy statement shall not be deemed to be incorporated by reference into any such filing or deemed filed with the SEC under the Securities Act of 1933 or the Securities and Exchange Act of 1934.

Report of the Compensation Committee

Overview and Philosophy. The Compensation Committee (the “Committee”) of our board of directors regularly reviews compensation packages for all executive officers. These include the following major compensation elements: base salaries, annual cash incentives, stock options and various benefit plans. Our Compensation Committee is currently comprised of Messrs. Blake, Coleman, and Joseph, who are all “independent” directors as required by the new NASDAQ Marketplace Rules.

It is the Committee’s objective that executive compensation be directly related to the achievement of our planned goals, and enhancement in corporate and share values. The Committee recognizes that the industry sector in which we operate is both highly competitive and is challenged by significant legal and regulatory uncertainty. In addition, the technology related skills of most of our technology team have applications to many other industry sectors besides our own. As a result, there is substantial demand for qualified, experienced executive personnel of the type needed by us to achieve our objectives. The Committee considers it crucial that we be assured of retaining and rewarding our top caliber executives who are essential to the attainment of our ambitious long-term goals.

For these reasons, the Committee believes our executive compensation arrangements must remain competitive with those offered by other companies of similar size, scope, performance levels and complexity of operations.

Stock Options. The Committee believes that:

º

The grant of stock options to executive employees has been an essential ingredient to enabling  Games, Inc. to achieve its growth and attain its business objectives;

º

We regularly face significant legal, regulatory and competitive challenges to our business that require extraordinary commitments of time and expertise by our employees;

º

Our employees have met these challenges and made these extraordinary commitments primarily because of the reward and incentive provided by the historical and prospective grant of stock options.

When recommending the grant of stock options, the Committee considers the number and terms of options previously granted, industry practices, the optionee’s level of responsibility, and assumed potential stock value in the future. The exercise prices of stock options granted to executive officers are equal to or greater than the market value of the stock on the date of grant. Therefore, stock options are intended to align the long-term interests of our executive officers with those of our stockholders, as our executive officers will receive no benefit from the grant of stock options, which represent a significant part of each executive officers total compensation, unless there occurs an increase in the value of the common shares held by our shareholders.

Cash Compensation. The Committee believes that annual cash compensation should be paid commensurate with attained performance. Accordingly, our executive cash compensation consists of a fixed base compensation (salary) and variable incentive compensation (annual bonus), where the annual bonus can potentially be the largest component of compensation only if the executives and the company are able to meet or exceed performance related goals that, if attained, are expected to result in an increase in overall company and shareholder value. Base salaries for executive officers are established considering a number of factors, including the executive’s individual performance and measurable contribution to our success, and pay levels of similar positions with comparable companies in the industry. The Committee supports management’s compensation philosophy of moderate fixed compensation for elements such as base salary with the potential for significant bonuses for achieving performance related goals. Base salary and bonus award decisions are made as part of our structured annual review process.

Benefits. We provide benefits to the named executive officers that are generally available to all of our employees. For fiscal year 2003, the amount of executive level benefits and prerequisites, as determined in accordance with the rules of the Securities and Exchange Commission relating to executive compensation, did not exceed 10% of total salary and bonus of the applicable executive officer.

Chief Executive Officer Performance and Compensation. Mr. Ach’s current salary was established in July 2002. Mr. Ach participated to a limited extent in the Committee’s deliberations on his compensation. His participation generally consists of answering questions from the Committee regarding his goals and objectives for the year and his observations on the peer group to which his compensation is compared. However, Mr. Ach is not present during that portion of the Committee’s meeting where his performance is evaluated and his compensation determined.

It is the opinion of the Committee that these compensation policies and structures provide the necessary discipline to properly align our corporate economic performance and the interest of our stockholders with progressive and competitive executive compensation practices in an equitable manner.

The Compensation Committee:

George R. Blake, Chairman

Richard O. Coleman

Thomas C. Joseph

Compensation Committee Interlocks and Insider Participation in Compensation Decisions

During fiscal 2003, Mr. Edwin J. Rigaud as our Chairman of the Compensation Committee from September 1, 2003 until February 29, 2004.

Report of the Audit Committee

The Audit Committee acts under a written charter first adopted and approved by our board of directors on June 15, 2003 and amended on February 27, 2004. A copy of the Audit Committee Charter as currently in effect is attached to this Proxy Statement as Appendix A.

It is not the responsibility of the Audit Committee to plan or conduct audits or to determine that our financial statements are in all material respects complete and accurate in accordance with generally accepted accounting principles. This is the responsibility of our management and the independent auditors. It is also not the responsibility of the Audit Committee to assure compliance by us with laws and regulations.

Based on the Audit Committee’s:

º

review of our audited financial statements for the fiscal year ended June 30, 2003;

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discussions with our management regarding our audited financial statements;

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receipt of written disclosures and the letter from our independent auditors required by Independence Standards Board Standard No.

º

discussions with our independent auditors regarding the auditor’s independence and the matters required to be discussed by the Statement on Auditing Standards 61 and 90; and

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other matters the Audit Committee deemed relevant and appropriate,

the Audit Committee recommended to our board of directors that the audited financial statements as of and for the fiscal year ended June 30, 2003 be included in our Annual Report on Form 10-K for our fiscal year ended June 30, 2003 for filing with the Securities and Exchange Commission.

The Audit Committee:

Richard O. Coleman, Chairman

George R. Blake

Thomas C. Joseph

PROPOSAL TWO

APPROVAL OF AMENDMENT TO THE ARTICLES OF INCORPORATION

TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK

Background

Under Delaware law, we may only issue shares of common stock to the extent such shares have been authorized for issuance under our Amended and Restated Articles of Incorporation, or our Articles. Our Articles currently authorize the issuance of up to 40,000,000 shares of common stock. However, as of January 15, 2003, 19,627,196 shares of common stock were issued, 4,160,000 unissued shares were reserved for issuance under our equity compensation plans., and 3,000,000 shares to be reserved for issuance pursuant to our amended 2002 Long-Term Incentive Plan for which we are seeking approval in Proposal Three of this proxy statement, leaving xxx shares of common stock unissued and unreserved. In addition on February 5, 2004, the board of directors decided to increase the authorized common stock to 65,000,000 for acquisition purposes. In order to ensure sufficient shares of common stock will be available for issuance by Games, our board of directors has approved, subject to shareholder approval, an amendment to our Articles to increase the number of shares of such common stock authorized for issuance from 40,000,000 to 65,000,000. In order to ensure sufficient shares of preferred stock will be available for issuance by Games, our board of directors has approved, subject to shareholder approval, an amendment to our Articles to increase the number of shares of such preferred stock authorized for issuance from 10,000,000 to 20,000,000.

Purpose and Effect of the Amendment

The principal purpose of the proposed amendment to our Articles is to authorize additional shares of common stock which will be available in the event our board of directors determines that it is necessary or appropriate to permit future stock dividends, to raise additional capital through the sale of equity securities, to acquire another company or its assets, to establish strategic relationships with corporate partners, to provide equity incentives to employees and officers or for other corporate purposes. The availability of additional shares of common stock is particularly important in the event that our board of directors needs to undertake any of the foregoing actions on an expedited basis and thus to avoid the time and expense of seeking shareholder approval in connection with the contemplated issuance of common stock. If our shareholders approve the amendment, our board of directors does not intend to solicit further shareholder approval prior to the issuance of any additional shares of common stock, except as may be required by applicable law.

The increase in authorized common stock will not have any immediate effect on the rights of existing shareholders. However, our board of directors will have the authority to issue authorized common stock without requiring future shareholder approval of such issuances, except as may be required by applicable law. To the extent that additional authorized shares are issued in the future, they may decrease the existing shareholders’ percentage equity ownership and, depending on the price at which they are issued, could be dilutive to the existing shareholders. The holders of common stock have no preemptive rights and our board of directors has no plans to grant such rights with respect to any such shares.

The increase in the authorized number of shares of common stock and the subsequent issuance of such shares could have the effect of delaying or preventing a change in control of our company without further action by the shareholders. Shares of authorized and unissued common stock could, within the limits imposed by applicable law, be issued in one or more transactions which would make a change in control of our company more difficult, and therefore less likely. Any such issuance of additional stock could have the effect of diluting the earnings per share and book value per share of outstanding shares of common stock and such additional shares could be used to dilute the stock ownership or voting rights of a person seeking to obtain control of Games.

The Board of Directors is not currently aware of any attempt to take over or acquire Games. While it may be deemed to have potential anti-takeover effects, the proposed amendment to increase the authorized common stock is not prompted by any specific effort or takeover threat currently perceived by management.

If our shareholders approve this proposed amendment, Paragraph A of Article Four of our Articles will be amended to read as follows:

COMMON STOCK. The Corporation shall have the authority to issue 65,000,000 shares of Common Stock with a par value of $0.001 per share.

PREFERRED STOCK. The Corporation shall have the authority to issue 20,000,000 shares of Preferred Stock with a par value of $0.001 per share.

The additional shares of common stock to be authorized pursuant to the proposed amendment will have a par value of $.001 per share and be of the same class of common stock as is currently authorized under the Articles. We do not have any current intentions, plans, arrangements, commitments or understandings to issue any shares of our capital stock except in connection with our existing stock option and purchase plans.

Vote Required and Board of Directors Recommendation

If a quorum is present, approval of this proposal two requires the affirmative vote of at least two-thirds of the issued and outstanding shares of common stock. Abstentions and broker non-votes will be counted as present for purposes of determining if a quorum is present but will have the same effect as a negative vote on this proposal.

THE BOARD BELIEVES THAT THE AMENDMENT TO THE ARTICLES IS IN OUR BEST INTEREST AND IN THE BEST INTEREST OF OUR SHAREHOLDERS FOR THE REASONS STATED ABOVE. THEREFORE, THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” APPROVAL OF THE AMENDMENT TO THE ARTICLES.

PROPOSAL THREE

APPROVAL TO AMEND THE 2002 LONG-TERM INCENTIVE PLAN

At the annual meeting, the shareholders will be asked to approve the amendment to the 2002 Long-Term Incentive Plan (the “LTIP”). The Board of Directors adopted the LTIP on December 19, 2002, subject to its approval by shareholders.

The LTIP is intended to assist Games in attracting and retaining highly qualified individuals to serve as employee, consultants and directors, and to provide incentives directed toward increasing our value for our shareholders. The Board of Directors believes that approval of the LTIP is in our best interests and those of our shareholders in order to provide a competitive equity incentive program that will enable us to continue to recruit and retain the capable directors who are essential to our long-term success.

Summary of the LTIP

The essential features of the LTIP are summarized below. A complete copy of the LTIP was filed as Exhibit 10.3 to our 10-KSB filed November 6, 2003.

General. The board of directors believes that the Plan is in the best interests of our company and our shareholders and provides a convenient and advantageous way for employees to acquire an equity interest in our company, thereby further aligning the interests of the employees and our company’s shareholders. The Plan is intended to meet the requirements of Section 422 of the Internal Revenue Code. If the requirements of Section 423 are met, participants will have the opportunity to take advantage of certain federal income tax benefits. One of the requirements of Section 422 is that the Plan be approved by our shareholders.

The LTIP gives us the ability to grant stock options to our management, employees, consultants and members of our board of directors who are not employees of Games or of any subsidiary or parent (“Outside Directors”). Options will be granted at the discretion of our board of directors under the LTIP.

Authorized Shares. A maximum of 7,160,000 of the authorized but unissued or reacquired shares of our common stock may be issued under the LTIP. Upon any stock dividend, stock split, reverse stock split, recapitalization or similar change in our capital structure, appropriate adjustments will be made to the shares subject to the LTIP, to the terms applicable to automatic grants of options described below, and to outstanding options. To the extent that any outstanding option under the LTIP expires or terminates prior to being exercised in full, the shares of common stock for which such option is not exercised or the repurchased shares will be returned to the plan and again become available for grant. To date, 3,873,600 options have been granted under the Plan.

Administration. The administration of the LTIP will be performed by our board of directors or a committee thereof. (For the purposes of this discussion, the term “board of directors” refers to our board of directors or such committee.) Our board of directors will have complete discretion to who are granted options under the LTIP and to fix the terms of any such options. Our board of directors is authorized to interpret the LTIP and options granted under it, and any such interpretation by our board of directors will be binding.

Eligibility. An employee (as such term is defined for purposes of the Form S-8 registration statement promulgated by the Securities and Exchange Commission) of the Company or of a Subsidiary who in the opinion of the Committee can contribute significantly to the growth and successful operations of the Company or a Subsidiary.  The recommendation of the grant of a Stock Incentive to an employee by the Committee shall be deemed a determination by the Committee that such employee is an Eligible Employee.

Those of our directors who are Outside Directors at the time of grant are eligible to participate in the LTIP. Currently, we have four Outside Directors.

Terms and Conditions of Options. Each option granted under the LTIP will be evidenced by a written agreement specifying the number of shares subject to the option and the other terms and conditions of the option, consistent with the provisions of the Directors Plan. The per-share exercise price under each option will be equal to or greater than the fair market value of a share of our common stock on the date of grant. Generally, the fair market value of the common stock is the average of the high and low price per share on the date of grant as reported on the NASDAQ National Market. The average price of our common stock as reported on the NASDAQ National Market on January 15, 2004 was $0.60 per share. The exercise price may be paid in cash, by check, by surrender of previously acquired shares of common stock having a fair market value not less than the exercise price, to the extent legally permitted, or by assignment of the proceeds of a sale or loan with respect to some or all of the shares acquired upon the exercise.

In general, Options will become exercisable in full or in part not less than six months after the date the Option is granted, or may become exercisable in one or more installments at such later time or times as the Committee shall determine.  Unless otherwise provided in the Option, an Option, to the extent it is or becomes exercisable, may be exercised at any time in whole or in part until the expiration or termination of the Option.  Any term or provision in any outstanding Option specifying that the Option not be immediately exercisable or that it be exercisable in installments may be modified at any time during the life of the Option by the Committee, provided, however, no such modifications of an outstanding Option shall, without the consent of the optionee, adversely affect any Option theretofore granted to the optionee.

Change in Control. The event which shall be deemed to have occurred if either (i) after the date this Plan is adopted by the Company’s shareholders, without prior approval of the Board, any "person" becomes a beneficial owner, directly or indirectly, of securities of the Company representing 35% or more of the combined voting power of the Company’s then outstanding securities; or (ii) without prior approval of the Board, as a result of, or in connection with, or within two years following, a tender or exchange offer for the voting stock of the Company, a merger or other business combination to which the Company is a party, the sale or other disposition of all or substantially all of the assets of the Company, a reorganization of the Company, or a proxy contest in connection with the election of members of the Board of Directors, the persons who were directors of the Company immediately prior to any of such transactions cease to constitute a majority of the Board of Directors or of the board of directors of any successor to the Company (except for resignations due to death, disability or normal retirement).  For purposes of this definition, a person shall be deemed the "beneficial owner" of any securities (i) which such person or any of its Affiliates or Associates beneficially owns, directly or indirectly; or (ii) which such person or any of its Affiliates or Associates, has directly or indirectly, (1) the right to acquire (whether such right is exercisable immediately or only after the passage of time), pursuant to any agreement, arrangement or understanding or upon the exercise of conversion rights, exchange rights, warrants or options, or otherwise, or (2) the right to vote pursuant to any agreement, arrangement or understanding; or (iii) which are beneficially owned, directly or indirectly, by any other person with which such person or any of its Affiliates or Associates has any agreement, arrangement or understanding for the purpose of acquiring, holding, voting or disposing of any securities.  For purposes of this definition, a "person" shall mean any individual, firm, company, partnership, other entity or group, and the terms "Affiliate" or "Associate" shall have the respective meanings ascribed to such terms in Rule 12b-2 of the General Rules and Regulations promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934, as in effect on the date the Plan is approved by the shareholders of the Company and becomes effective.

In the event of a Change of Control, any Stock Incentives which have then been outstanding hereunder for at least six months shall be immediately exercisable (without regard to any limitation imposed by the Plan or the Committee at the time the Stock Incentive was granted, which permits all or any part of the Stock Incentive to be exercised only after the lapse of time or the attainment of Performance Objectives or other conditions to exercise), and will remain exercisable until the expiration of the Stock Incentive.

Amendments and Discontinuance

This Plan may be amended by the Board of Directors upon the recommendation of the Committee, provided that, without the approval of the stockholders of the Company, no amendment shall be made which (i) increases the maximum aggregate number of shares of Common Stock that may be issued or transferred pursuant to Stock Incentives as provided in Section 4, (ii) withdraws the administration of this Plan from the Committee or amends the provisions of paragraph (a) of S ection 11 with respect to eligibility and disinterest  of members of the Committee, (iii) permits any person who is not at the time an Eligible Employee of the Company or of a Subsidiary to be granted a Stock Incentive, (iv) permits any Option to be exercised more than ten years after the date it is granted, (v) amends Section 10 to extend the date set forth therein, or (vi) amends this Section 15.

The Board of Directors may by resolution adopted by a majority of the entire Board of Directors discontinue this Plan.

No amendment or discontinuance of this Plan by the Board of Directors or the stockholders of the Company shall, without the consent of the employee, adversely affect any Stock Incentive theretofore granted to him.

Summary of U.S. Federal Income Tax Consequences

Options granted under the LTIP will be nonstatutory stock options having no special tax status. An optionee will generally recognize no taxable income as the result of the grant of such an option. Upon exercise of a nonstatutory stock option, the optionee will normally recognize ordinary income in the amount of the difference between the option exercise price and the fair market value of the shares on the date when the option is exercised or such later date as the shares vest (the later of such dates being referred to as the “determination date”). Upon the sale of stock acquired by the exercise of a nonstatutory stock option, any gain or loss, based on the difference between the sale price and the fair market value on the determination date, will be taxed as capital gain or loss. We generally should be entitled to a tax deduction equal to the amount of ordinary income recognized by the optionee as a result of the exercise of a nonstatutory stock option, except to the extent such deduction is limited by applicable provisions of the Internal Revenue Code.

Required Vote and Board of Directors Recommendation

If a quorum is present, approval of this proposal requires the affirmative vote of a majority of the shares voted affirmatively or negatively on the proposal at the annual meeting of shareholders, either in person or by proxy. Abstentions and broker non-votes will be counted for purposes of determining the presence of a quorum but will otherwise have no effect on the outcome of this vote.

THE BOARD BELIEVES THAT THE AMENDMENT TO THE LONG-TERM INCENTIVE STOCK PLAN IS IN OUR BEST INTERESTS AND THE BEST INTERESTS OF OUR SHAREHOLDERS FOR THE REASONS STATED ABOVE. THEREFORE, OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” APPROVAL OF THE AMENDMENT.

PROPOSAL FOUR

RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS

The Audit Committee of our board of directors has selected Marcum & Kliegman LLP as independent auditors to audit our consolidated financial statements for the fiscal year ending June 30, 2004. Marcum & Kliegman LLP has acted in such capacity since its appointment in fiscal year 2003. A representative of Marcum & Kliegman LLP is expected to be present at the annual meeting, with the opportunity to make a statement if the representative desires to do so, and is expected to be available to respond to appropriate questions.

For a description of the fees paid to Marcum & Kliegman LLP during the fiscal years ended June 30, 2003 and to King Griffin & Adamson P.C. in 2002, see, “Proposal One – Election of Directors; Committees of our Board of Directors.”

Vote Required and Board of Directors Recommendation

If a quorum is present, the affirmative vote of the holders of a majority of the shares of common stock present or represented at the meeting, and that vote for or against, is required to approve Proposal Four. Abstentions and broker non-votes will each be counted as present for purposes of determining the presence of a quorum but will not have any effect on the outcome of the proposal.

OUR BOARD OF DIRECTORS AND THE AUDIT COMMITTEE RECOMMEND THAT THE SHAREHOLDERS VOTE “FOR” THE RATIFICATION OF MARCUM & KLIEGMAN LLP, AS OUR INDEPENDENT PUBLIC ACCOUNTANTS.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information as of the record date with respect to the number of shares of common stock owned by (i) each person known by us to own beneficially more than 5% of the outstanding shares of our common stock, (ii) each director and director nominee, (iii) each executive officer named below in the Summary Compensation Table, and (iv) all of our directors and executive officers as a group:

Name and Address of Beneficial Owner	Title of Class	Amount and Nature of Ownership as of Record Date	Percent of Class as of Record Date
Roger W. Ach, II 425 Walnut Street, Suite 2300 Cincinnati, Ohio	Common Stock	8,908,118[24]	45.07%
Carol A. Meinhardt 425 Walnut Street, Suite 2300 Cincinnati, Ohio 45202	Common Stock	1,970,500[34]	9.97%
Chicago West Pullman LLC 425 Walnut Street, Suite 2300 Cincinnati, Ohio 45202	Common Stock	3,690,878	18.67%
Roger W. Ach, II Family Trust U/t/a/dated May 31, 2002 425 Walnut Street, Suite 2300 Cincinnati, Ohio 45202	Common Stock	1,000,000	5.06%
Myles S. Cairns 826 Riverwatch Drive Crescent Springs, KY	Common Stock	255,000[4]	1.29%

1 The total issued and outstanding shares of Games, Inc. is 19,764,996 shares as January 15, 2004.

2 Includes 3,076,740 shares owned directly by Mr. Ach, 600,000 shares held in Games, Inc. Deferred Compensation Plan, 3,290,878 shares owned by Chicago West Pullman, LLC of which Mr. Ach is the managing member and majority owner, and 100,000 shares owned by Mr. Ach as the trustee of the Janice M. Meinhardt Irrevocable Trust. Following the adoption of the 2002 Long-Term Stock Incentive Plan discussed herein and upon a subsequent conversion or exchange of Mr. Ach's existing options to acquire shares of common stock of The Lottery Channel, Inc. d/b/a Gamebanc Corporation, Mr. Ach will possess options to purchase 1,690,500 additional shares of common stock of Games, Inc. with in the next 60 days. Mr. Ach also has options to purchase 400,000 additional shares of common stock of Games, Inc. that are not currently vested.

3 Includes 75,000 shares owned by Ms. Meinhardt directly, 280,000 shares held in Games, Inc. Deferred Compensation Plan, 1,000,000 shares owned by Ms. Meinhardt as the Trustee of the Roger W. Ach, II Family Trust and 400,000 shares owned by Ms. Meinhardt as the Trustee of four separate irrevocable trusts established for the benefit of Mr. Ach's adult children. Following the adoption of the 2002 Long-Term Stock Incentive Plan discussed in the Information Statement pursuant to Section 14(c) of the Securities Exchange Act of 1934, filed on August 26, 2002, and upon a subsequent conversion or exchange of Meinhardt's existing options to acquire shares of common stock of The Lottery Channel, Inc. d/b/a Gamebanc Corporation, Ms. Meinhardt will possess options to purchase 345,500 additional shares of common stock of Games, Inc. with in the next 60 days. Ms. Meinhardt also has options to purchase 192,000 additional shares of common stock of Games, Inc. that are not currently vested.

4 Roger W. Ach, II has beneficial ownership of 600,000 shares held in Games, Inc. Deferred Compensation Plan. Carol A. Meinhardt has beneficial ownership of 150,000 shares held in Games, Inc. Deferred Compensation Plan. Myles S. Cairns has beneficial ownership of 250,000 shares held in Games, Inc. Deferred Compensation Plan. Mr. Cairns also has options to purchase 222,000 shares of common stock of Games, Inc. that are not currently vested.

INFORMATION REGARDING EXECUTIVE OFFICER COMPENSATION

Our executive officers and their respective ages and positions with us are as follows:

Name	Age	Position
Roger W. Ach, II	60	President and Chief Executive Officer
Carol A. Meinhardt	56	Executive Vice President and Chief Operating Officer
Myles S Cairns	48	Executive Vice President and Chief Financial Officer

Roger W. Ach, II has been our Chief Executive Officer since 1996. Prior to founding the Company in 1995, Mr. Ach was the Chairman of American Steel & Wire Corp., Chicago West Pullman Transportation Corporation and Vortec Corporation.  Prior to that, he spent 20 years in the investment banking and brokerage industries, including serving as Managing Director at Prudential Bache Securities and as Partner at Oppenheimer & Co.  Mr. Ach is also the Managing Member of Chicago West Pullman, LLC, a Cincinnati-based investment holding company.

Carol A. Meinhardt.  Ms. Meinhardt has been an officer and director of the Company since its founding in 1995. Prior to joining the Company, Ms. Meinhardt was Assistant Vice President of Chicago West Pullman Corporation, an investment holding company based in Cincinnati, Ohio.  From 1970-1989 Ms. Meinhardt was employed at DuBois Chemicals, a Cincinnati-based specialty chemical company, where she served in various administrative and management capacities.

Myles S. Cairns, Mr. Cairns has been or Chief Financial Officer since February 1, 2003. Mr. Cairns joined the Company on February 1, 2003 and was elected an officer of the Company by the board of directors on February 7, 2003. Prior to joining the Company, he served as President, Chief Operating Officer and Chief Financial Officer of eCall Central, Inc. where he worked from 2000 - 2003. Prior to that, Mr. Cairns served as Senior VP of Accounting and Administration at Corporex Companies from 1999-2000. Prior to that, Mr. Cairns held various accounting, finance and operations positions with The Loewen Group from 1984-1999.

Summary Compensation Table

The following table sets forth information concerning the annual compensation for our Chief Executive Officer and for each of our  next most highly compensated executive officers whose salary and bonus exceeded $100,000 for services rendered to us during the fiscal year ended June 30, 2003 (the “named executive officers”):

		Annual Compensation			Long-Term Compensation Awards
Name and Principal Position	Year	Salary	Bonus	Other Annual Comp.	Rest. Stock Award	Securities Underlying Options/SAR (#)[1]	All Other Compensation
Roger W. Ach, II President, Chief Executive Officer	2003 2002 2001	$145,833 $250,000 $250,000	$0 $0 $0	$229,167[2] $150,025[2] 0 0	0 0 0	0 50,000 25,000	$0 $0 $0
Carol A. Meinhardt Executive Vice President/Chief Operating Officer	2003 2002 2001	$60,000 $90,000 $82,500	$0 $0 $0	$90,000[2] $190,625[2] $0	0 0 0	0 50,000 25,000	$0 $0 $0

1These numbers represent options to purchase shares of Gamebanc common stock. These options will become options to purchase shares of Games, Inc. common stock following the adoption of the 2002 Long-Term Stock Incentive Plan discussed in the Information Statement pursuant to Section 14(c) of the Securities Exchange Act of 1934, filed on August 26, 2002, and following an anticipated conversion or exchange of such options at a future date on the same basis as all other Gamebanc option holders.

2Deferred compensation.

 Option Grants During Fiscal 2003

The following table sets forth information regarding options we granted to our named executive officers during the fiscal year ended June 30, 2003.

		Exercise
	Options	Price
Options outstanding June 30, 2001	3,150,600	0.91
Granted	174,500	2.25
Exercised	--	--
Terminated	(30,000)	1.00

Options outstanding at June 30, 2002	3,295,100	$ 1.08
Granted	130,000	$2.54
Exercised	--
Terminated	(134,000)	$2.53

Options outstanding at June 30, 2003	3,291,100	$0.98

	Options Outstanding		Options Exercisable
Weighted
		Average		Weighted
Range of		Remaining		Average
Exercise	Number	Contractual	Number	Exercise
Prices	Outstanding	Life	Exercisable	Price
$1.00 - $2.25	3,291,100	1.9 years	2,967,600	$0.98

Aggregated Option Exercises in Fiscal 2003 and Fiscal Year-End Option Value

None.

Stock Option Plans

We currently maintain two compensation plans that provide for the issuance of our common stock to directors, officers, employees and consultants, and occasionally we issue options on an ad hoc basis. These plans are described below. All of the plans have been approved by our shareholders.

GameBanc Stock Option Plan

In September 2001, our board of directors adopted the 2001 Stock Option Plan, pursuant to which options to purchase 2,537,000 shares of common stock were reserved for issuance. Our board of directors also administers this plan. At June 30, 2003, there were options to purchase 2,537,000 shares of common stock outstanding under this plan at exercise prices ranging from $1.00 per share.

2002 Long-Term Incentive Stock Plan

In July 2002, our board of directors adopted the 2002 Long-term Incentive Stock Option Plan, pursuant to which options to purchase 4,623,000 share of common stock were reserved for issuance as per our request for approval under Proposal 3.. Our shareholders approved this plan in July 2002. Our board of directors also administers this plan. At June 30, 2003, there remained outstanding under the plan options to purchase 3,291,100 shares, at exercise prices ranging from $0.98 to $2.25 per share.

Ad Hoc Option Grants

In addition to options granted under our stock option plans, from time to time we also make option grants on an ad-hoc basis to newly-hired employees or independent contractors as an inducement to provide services to us. At June 30, 2003, there were no outstanding options that we have granted on an ad hoc basis.

Director Compensation Plan

On July 1, 2002, we adopted a plan to compensate the members of our board of directors for their services as directors, including serving on committees of our board of directors. Under the Director Compensation Plan, each of our directors, excluding directors who are also regular full-time employees, will receive 10,000 stock options per year that will vest over a twelve-month period. Chairman of our Audit Committee will also receive an additional 5,000 stock options per year for serving on the Audit Committee.

Employment Agreements

Employment Agreement with Roger W. Ach, 11.  On July 1, 2002, the Company entered into a three-year employment agreement with its President and Chief Executive Officer. The agreement provides for annual compensation of $375,000.  In addition, the agreement provide for bonus compensation up to a maximum of 50% of his annual compensation, which is determined by the Compensation Committee of the Board of Directors.  Pursuant to the employment agreement, the employee is entitled to receive a severance payment up to 2.99 times their annual compensation based upon the occurrence of certain events as defined.

Employment Agreement with Carol A. Meinhardt. On July 1, 2002, the Company entered into a three-year employment agreement with its Executive Vice President and Chief Operating Officer. The agreement provides for annual compensation of $150,000.  In addition, the agreement provide for bonus compensation up to a maximum of 50% of his annual compensation, which is determined by the Compensation Committee of the Board of Directors.  Pursuant to the employment agreement, the employee is entitled to receive a severance payment up to 2.99 times their annual compensation based upon the occurrence of certain events as defined.

Employment Agreement with Myles S. Cairns. On October 1, 2003, the Company entered into a three-year employment agreement with its Executive Vice President and Chief Financial Officer. The agreement provides for annual compensation of $175,000.  In addition, the agreement provide for bonus compensation up to a maximum of 50% of his annual compensation, which is determined by the Compensation Committee of the Board of Directors.  Pursuant to the employment agreement, the employee is entitled to receive a severance payment up to 2.99 times their annual compensation based upon the occurrence of certain events as defined.

Minimum annual payments, excluding bonuses, incentives and cost of living increases under these contracts are as follows:

For the
Year Ended
June 30,	Amount

2004	$656,000
2005	700,000
2006	700,000

Total	$2,056,000

Termination and Change of Control Provisions

Virtually all of the stock option agreements with each of our named executive officers and other executive officers and key employees provide for full vesting of all unvested shares in the event of a change of control of us. Change of control, as defined in the agreements, means any merger or consolidation, sale of assets, dissolution or the acquisition by any person of at least 51% of our voting stock.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Based solely on a review of Forms 3, 4 and 5 submitted to us during and with respect to fiscal 2003, all statements of beneficial ownership that were required to filed with the SEC were timely filed.

DEADLINE FOR RECEIPT OF SHAREHOLDER PROPOSALS

2005 ANNUAL MEETING

Shareholder proposals may be included in our proxy materials for an annual meeting so long as they are provided to us on a timely basis and satisfy the other conditions set forth in applicable SEC rules. For a shareholder proposal to be included in our proxy materials for the 2005 annual meeting, the proposal must be received at our principal executive offices, addressed to our Secretary, not later than September 10, 2004. Should a stockholder proposal be brought before the 2005 annual meeting, regardless of whether it is included in our proxy materials, our management proxy holders will be authorized by our proxy form to vote for or against the proposal, in their discretion, if we do not receive notice of the proposal, addressed to the Secretary at our principal executive offices, prior to the close of business on November 24, 2004.

OTHER MATTERS

We know of no other matters to be submitted to the shareholders at the annual meeting. If any other matters properly come before the annual meeting, it is the intention of the persons named in the enclosed proxy to vote the shares they represent as our Board of Directors may recommend, or, in the absence of a recommendation, as such persons deem advisable.

By order of the Board of Directors

Roger W. Ach, II

Chief Executive Officer

Cincinnati, Ohio

February 19, 2004

APPENDIX A

February 2004

 GAMES, INC.

AMENDED AND RESTATED

CHARTER OF THE AUDIT COMMITTEE

OF THE BOARD OF DIRECTORS

Purpose of the Committee

The primary purpose of the Audit Committee (the “Committee”) is to assist the Board of Directors of Games, Inc., a Delaware corporation (the “Company”), in fulfilling its oversight responsibilities by reviewing the financial information which will be provided to the Company’s shareholders and others, the quality of the Company’s accounting policies and reporting practices, the systems of internal disclosure controls which management and the Board of Directors have established, compliance with the Company’s Code of Ethics for Financial Management, and the external audit processes. The Committee is to assist the Board in maintaining compliance by the Company with legal and regulatory requirements.

In fulfilling its purpose, it is the responsibility of the Committee to provide an open avenue of communication between the Board of Directors, management, and the independent auditors. The Committee is to be the Board’s principal agent in ensuring the independence and objectivity of the independent auditors, the integrity of management, and the adequacy of disclosure to shareholders. The independent auditors are ultimately accountable to the Board of Directors and the Committee, as representative of the Company’s shareholders; however, the Committee has the sole authority to select, evaluate, and, where appropriate, replace the independent auditors.

The Committee members are not acting as professional accountants or auditors, and their functions are not intended to duplicate or substitute for the activities of management and the independent auditors. The Committee serves a Board-level oversight role in which it provides advice, counsel and direction to management and the independent auditors on the basis of information it receives, discussion with the accountants and the experience of the Committee’s members in business, financial and accounting matters.

Authority of the Committee

The Committee has the authority to investigate any activity of the Company within its scope of responsibilities, and shall have unrestricted access to members of management and all information relevant to its responsibilities. All employees are directed to cooperate as requested by members of the Committee. The Committee is empowered to retain persons having special competence as necessary to assist the Committee in fulfilling its responsibility.

Composition of the Committee

The Committee shall be comprised of at least three members, all of whom shall meet the requirements and qualifications of the United States Securities and Exchange Commission (the “SEC”) and the NASDAQ Stock Market, Inc. (“NASDAQ”).

Specifically, each audit committee member shall: (i) be “independent”, as defined in

NASDAQ Rule 4200; (ii) meet the criteria for independence set forth in Rule 10A-3 of the Securities Exchange Act of 1934, as amended; (iii) not have participated in the preparation of the financial statements of the Company at any time during the past three years; and (iv) be able to read and understand fundamental financial statements, including a company’s balance sheet, income statement, and cash flow statement.

In addition, at least one member of the Audit Committee shall be an “Audit Committee Financial Expert” as defined by the SEC, and otherwise meet the experience requirements of NASDAQ Rule 4350(d)(2)(A).

The Audit Committee members shall be appointed by the Company’s Board of Directors.

Audit Committee members may be replaced by the Board.

Meetings of the Committee

The Audit Committee shall meet, either in person or telephonically, at least quarterly.

Prior to each meeting, the Chairman of the Committee may communicate with the independent auditors to review the agenda and solicit input on any additional topics that should be covered.

The Audit Committee shall also meet periodically, in the discretion of the Chairman of the Committee, with Company’s management, and the independent auditor in separate executive sessions.

Attendance at Meetings of the Committee

Members of the Committee are expected to use all reasonable efforts to attend each meeting. The Chairman may also request that members of management, the Company’s outside counsel or the independent auditor attend a meeting of the Committee, or meet with any members of, or consultants to, the Committee.

Minutes of Meetings of the Committee

Minutes of each meeting shall be prepared under the direction of the Chairman of the

Committee and circulated to Committee members for review and approval. Copies are then to be made available to the Company directors who are not members of the Committee, the Company’s Chief Financial Officer and the independent auditors.

Specific Responsibilities of the Committee

General Matters

The Committee shall:

1. Oversee the work and compensation of the independent auditor in connection with the preparation by the independent auditor of its audit report.

2. Review the scope of the independent auditor’s audit examination, including their engagement letter, prior to the annual audit. Review and approve the audit fees agreed upon by management. Approve any permitted non-audit services to be provided by the independent auditors. The Chairman has the authority to approve any additional audit or permitted non-audit services provided to the Company, provided that the approval of such services is ratified by the entire Committee at the next regularly scheduled Committee meeting.

3. Have the authority to recommend to the Board the retention or replacement of the independent auditors, and provide a written summary of the basis for any recommended change subject to shareholder ratification. The independent auditor shall report directly to the Audit Committee.

4. Have the authority, to the extent it deems necessary or appropriate, to retain independent legal, accounting or other advisors. The Company shall provide for appropriate funding, as determined by the Audit Committee, for payment of compensation to the independent auditor for the purpose of rendering or issuing an audit report and to any advisors employed by the Audit Committee.

Financial Statement and Disclosure Matters

The Committee shall:

1. Review and discuss with management and the independent auditor the annual audited financial statements, including disclosures made in management’s discussion and analysis, and recommend to the Board whether the audited financial statements should be included in the Company’s Form 10-K.

2. Review and discuss with management and the independent auditor the Company’s quarterly financial statements prior to the filing of its Form 10-Q, including the results of the independent auditor’s review of the quarterly financial statements.

3. Discuss with the independent auditor the matters required to be discussed by

Statement on Auditing Standards No. 61 relating to the conduct of the audit, including any difficulties encountered in the course of the audit work, any restrictions on the scope of activities or access to requested information, and any significant disagreements with management.

4. Discuss with management and the independent auditor significant financial reporting issues and judgments made in connection with the preparation of the Company’s financial statements, including any significant changes in the Company’s selection or application of accounting principles, any major issues as to the adequacy of the Company’s internal controls and any special steps adopted in light of material control deficiencies.

5. Review and discuss quarterly reports from the independent auditors on:

(a) all critical accounting policies and practices to be used;

(b) all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor; and

(c) other material written communications between the independent auditor and management, such as any management letter or schedule of unadjusted differences.

6. Discuss with management any earnings press releases, including the use of “pro forma” or adjusted” non-GAAP information, as well as financial information and earnings guidance provided to analysts and rating agencies.

7. Discuss with management and the independent auditor the effect of regulatory and accounting initiatives as well as off-balance sheet structures on the Company’s financial statements, if any.

8. Discuss with management the Company’s major risk exposures and the steps management has taken to monitor and control such exposures, including the Company’s risk assessment and risk management policies.

9. Review disclosures made to the Audit Committee by the Company’s CEO and CFO during their certification process for the Form 10-K and Form 10-Q about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Company’s internal controls.

Oversight of the Company’s Relationship with the Independent Auditor

The Committee shall:

1. Review and evaluate the lead partner of the independent auditor team.

2. Obtain and review a report from the independent auditor at least annually regarding

(a) the independent auditor’s internal quality-control procedures, (b) any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the firm, (c) any steps taken to deal with any such issues, and (d) all relationships between the independent auditor and the Company. Evaluate the qualifications, performance and independence of the independent auditor, including considering whether the auditor’s quality controls are adequate and the provisions of the permitted non-audit services is compatible with maintaining the auditor’s independence, taking into account the opinions of management. The Audit Committee shall present its conclusions with respect to the independent auditor to the Board.

3. Oversee the rotation of the audit partners as required by law.

4. Meet with the independent auditor to discuss the planning and staffing of the audit.

Compliance Oversight Responsibilities

The Committee shall:

1. Obtain from the independent auditor assurance that Section 10A (b) of the Exchange

Act has not been implicated.

2. Obtain reports from management and the independent auditor that the Company and its subsidiaries are in conformity with applicable legal requirements and the Company’s Code of Ethics for Financial Management. Advise the Board of Directors with respect to the Company’s policies and procedures regarding compliance with applicable laws and regulations and with the Company’s Code of Ethics for Financial Management.

3. Review on an on-going basis for potential conflicts of interest, and approve if appropriate, all “Related Party Transactions” of the Company as required by NASDAQ Rule 4350(h). For purposes of this Charter, “Related Party Transactions” shall mean those transactions required to be disclosed pursuant to SEC Regulation SK, Item 404.

4. Establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by the employees of concerns regarding the questionable accounting or auditing matters.

5. Discuss with management and the independent auditor any correspondence with regulators or governmental agencies and any published reports which raise material issues regarding the Company’s financial statements or accounting policies.

6. Discuss with the Company’s outside counsel legal matters that may have a material impact on the financial statements or the Company’s compliance policies.

Limitation of Audit Committee’s Role

While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the

Company’s financial statements and disclosures are complete and accurate and are in accordance with the generally accepted accounting principles and applicable rules and regulations. These are the responsibilities of management and the independent auditor.

THE PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

OF GAMES, INC.

425 Walnut Street

Suite 2300

Cincinnati, Ohio 45202

(513) 721-3900

PROXY FOR 2004 ANNUAL MEETING OF SHAREHOLDERS MARCH 4, 2004

The undersigned shareholder(s) of  Games, Inc., a Delaware corporation, hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement, each dated February 20, 2004, and hereby appoints Roger W. Ach, II ,  Proxies and Attorneys-in-Fact, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the 2004 Annual Meeting of Shareholders of  Games, Inc. to be held on March 4, 2004 at 9:30 a.m., local time, at            , Cincinnati, Ohio, 45202, and at any adjournment or postponement thereof, and to vote all shares of common stock which the undersigned would be entitled to vote if personally present on any of the following matters and with discretionary authority as to any and all other matters that may properly come before the meeting.

1.  Election of Directors.

[  ]    FOR all the nominees listed below (except as indicated).

[  ]    WITHHOLD authority to vote for all nominees listed below.

IF YOU WISH TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THAT NOMINEE’S NAME IN THE LIST BELOW:

George R. Blake	Richard O. Coleman	Thomas C. Joseph
Roger W. Ach, II	Carol A. Meinhardt

2.

To approve the Amendment of our Amended and Restated Articles of Incorporation to increase the number of authorized shares of common stock from 40,000,000 to 65,000,000 and to increase the number of authorized shares of preferred stock from 10,000,000 to 20,000,000

[    ] FOR

[    ] AGAINST

[    ] ABSTAIN

3.	To approve the amendment to the 2002 Long-term Incentive Stock Option Plan.

[    ] FOR

[    ] AGAINST

[    ] ABSTAIN

4.	To ratify the appointment of Marcum & Kliegman LLP as the independent public accountants of the Company for the fiscal year ending June 30, 2004.

[    ] FOR

[    ] AGAINST

[    ] ABSTAIN

5.	To transact such other business as may properly come before the meeting or any postponements or adjournments thereof, including approving any such postponement or adjournment, if necessary.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE. IF NO SPECIFICATION IS MADE, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED FOR EACH OF THE ABOVE PERSONS AND PROPOSALS, AND FOR SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING AS THE BOARD OF DIRECTORS MAY RECOMMEND OR, IN THE ABSENCE OF A RECOMMENDATION, AS THE PROXY HOLDERS DEEM ADVISABLE.

Dated:                                                         , 2004

Signature:

I plan to attend the meeting: ¨

(This proxy should be marked, dated and signed by each shareholder exactly as such shareholder’s name appears hereon, and returned promptly in the enclosed envelope. Persons signing in a fiduciary capacity should so indicate. A corporation is requested to sign its name by its president or other authorized officer, with the office held designated. If shares are held by joint tenants or as community property, both holders should sign.)

TO ENSURE YOUR REPRESENTATION AT THE ANNUAL MEETING, PLEASE MARK, SIGN AND DATE THIS PROXY AND RETURN IT AS PROMPTLY AS POSSIBLE.

February 20, 2004

Cincinnati, Oh

End of Filing